                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
                           MACC PRIVATE EQUITIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                   MACC LOGO
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                                JANUARY 9, 1998

To the Shareholders of MACC Private Equities Inc:

     The Annual Meeting of Shareholders of our Corporation will be held on Tuesday, February 24, 1998, at 10:00 a.m. at the Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa.

     A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the MACC Private Equities Inc. Annual Report for the Fiscal Year ended September 30, 1997, is enclosed and provides information regarding the financial results of the Corporation for the year. Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held. If you attend the Annual Meeting in February, you retain the right to vote in person even though you previously mailed the enclosed Proxy.

     It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                                          Very truly yours,

                                          Paul M. Bass, Jr.
                                          Chairman of the Board

                                   MACC LOGO
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1998

To the Shareholders of MACC Private Equities Inc:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, February 24, 1998, at 10:00 a.m., central time, at the Five Seasons Hotel, 250 First Avenue N.E., in Cedar Rapids, Iowa, for the following purposes:

     1. To elect two directors to serve until the 2001 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

     2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors;

     3. To approve for a one-year period the policy and practice of the Corporation of issuing up to 300,000 shares of Common Stock of the Corporation at not less than 90% of net asset value per share;

     4. To approve certain proposed amendments to the Investment Advisory Agreements of the Corporation and MorAmerica Capital; and

     5. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only holders of Common Stock of the Corporation of record at the close of business on December 31, 1997, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          David R. Schroder, Secretary

     YOUR OFFICERS AND DIRECTORS DESIRE THAT ALL SHAREHOLDERS BE PRESENT OR REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE VOTED. IF YOU DO ATTEND THE MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE EVEN THOUGH YOU MAILED THE ENCLOSED PROXY. THE PROXY MUST BE SIGNED BY EACH REGISTERED HOLDER EXACTLY AS THE STOCK IS REGISTERED.

                                   MACC LOGO
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, February 24, 1998, or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about January 9, 1998.

                            PURPOSES OF THE MEETING

     The Annual Meeting of the Shareholders is to be held for the purposes of
(1) electing two persons to serve as Directors of the Corporation until the 2001 Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) ratifying the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors (see RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS); (3) approving for a one-year period the policy and practice of the Corporation of issuing up to 300,000 shares of Common Stock of the Corporation at not less than 90% of net asset value per share (see ISSUANCE OF COMMON STOCK BELOW NET ASSET VALUE); (4) approving certain proposed amendments to the Investment Advisory Agreements of the Corporation and MorAmerica Capital (see APPROVAL OF PROPOSED AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS); and (5) transacting such other business as may properly come before the meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS, FOR THE APPROVAL FOR A ONE-YEAR PERIOD OF THE POLICY AND PRACTICE OF THE CORPORATION OF ISSUING UP TO 300,000 SHARES OF COMMON STOCK OF THE CORPORATION AT NOT LESS THAN 90% OF NET ASSET VALUE PER SHARE, AND FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENTS OF THE CORPORATION AND MORAMERICA CAPITAL.

                             VOTING AT THE MEETING

     The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on December 31, 1997, at which time the Corporation had outstanding and entitled to vote at the meeting 1,039,615 shares of Common Stock.

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in the shareholder's name at the close of business on the record date.

     To be elected a Director, each nominee must receive the favorable vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending September 30, 1998, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting.

     In order to approve for a one-year period the policy and practice of the Corporation of issuing up to 300,000 shares of Common Stock at not less than 90% net asset value per share, the proposal must receive the favorable vote of: (1) a majority of the outstanding shares of Common Stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of Common Stock entitled to vote at the meeting which are not held by affiliated persons of the Corporation. With respect to this proposal, Section 2(a)(42) of the Investment Company Act of 1940 defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less.

     In order to approve the proposed amendments to the Investment Advisory Agreements of the Corporation and MorAmerica Capital, the proposal must receive the favorable vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting. With respect to this proposal, Section 2(a)(42) of the Investment Company Act of 1940 defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less.

     Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as Directors of the persons named under ELECTION OF DIRECTORS, FOR the ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors, FOR the approval for a one-year period of the policy and practice of the Corporation of issuing up to 300,000 shares of Common Stock of the Corporation at not less than 90% of net asset value per share, and FOR the approval of the proposed amendments to the Investment Advisory Agreements of the Corporation and MorAmerica Capital. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     On May 13, 1996, the Corporation entered into an Agreement (the "Agreement") with Zions Bancorporation ("Zions"). Prior to that date, Zions had acquired approximately 4.9% of the issued and outstanding shares of the Corporation's Common Stock through open-market purchases. Pursuant to the Agreement, Zions purchased 20,000 newly issued shares of the Corporation's Common Stock for a price equal to then-current net asset value per share of $17.70, and may further increase its ownership of shares of the Corporation's Common Stock up to, but not in excess of, 25% of the issued and outstanding shares. Also pursuant to the Agreement, Zions transferred all of such shares to its wholly-owned subsidiary, Zions First National Bank (the "Bank"), and the Corporation agreed to use its reasonable best efforts to cause a nominee of Zions to be elected to the Corporation's Board of Directors commencing with the 1997 Annual Meeting of Shareholders. Zions named Todd J. Stevens as its nominee, and on October 8, 1996, the Board of Directors resolved to increase the size of the Corporation's Board of Directors from seven to eight, and nominated Todd J. Stevens for election as Director at the meeting. On February 25, 1997, the shareholders of the Corporation elected Todd J. Stevens as a Director of the Corporation for a three-year term ending at the Annual Meeting of Shareholders to be held in February, 2000.

     Based upon Amendment No. 7 to Schedule 13D filed by Zions and the Bank, as of September 30, 1997, the Bank beneficially owned 192,388 shares of the Common Stock, representing approximately 18.51% of the issued and outstanding shares of Common Stock, which were purchased for a total price of $1,851,678. The funds used to acquire the shares were derived from working capital.

     As of November 28, 1997, there were 1,039,615 shares issued and outstanding. The following table sets forth certain information as of November 28, 1997, with respect to the Common Stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934) who beneficially own more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Corporation, and (iii) all Officers and Directors of the Corporation, nine in number, as a group.

                                                         AMOUNT AND NATURE OF   PERCENT OF CLASS OF VOTING
NAME OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP          COMMON STOCK
------------------------                                 --------------------   --------------------------
Zions First National Bank..............................     192,388 Shares(1)             18.51%
Paul M. Bass...........................................      12,078 Shares                 1.16%
Robert A. Comey(2).....................................      22,110 Shares                 2.13%
Michael W. Dunn........................................       5,926 Shares                 0.57%
Henry T. Madden........................................       5,153 Shares                 0.50%
James L. Miller........................................       1,210 Shares                 0.12%
David R. Schroder(2)...................................      27,530 Shares                 2.65%
Todd J. Stevens(3).....................................         --                          --
John D. Wolfe..........................................       1,025 Shares                 0.10%
All Officers and Directors as a Group..................      79,417 Shares                 7.64%

-------------------------
(1) Information with respect to Zions First National Bank (the "Bank") is provided as of September 30, 1997. As stared in its Amendment No. 7 to
    Schedule 13D, dated September 30, 1997, Zions Bancorporation ("Zions") may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all of the 192,388 shares of the Corporation's Common Stock held by the Bank, due to Zions' ownership of the Bank.

(2) As principals, officers and directors of InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"), the investment advisor for the Corporation and MorAmerica Capital, Messrs. Schroder and Comey are "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

(3) To the extent that Zions or the Bank may be deemed to be in control of the Corporation as a result of beneficial ownership of the Corporation's Common Stock, Mr. Stevens, as Manager of the Bank's Venture Capital Department and Managing Director of Wasatch Venture Fund, a majority-owned subsidiary of the Bank, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors is divided into three classes. Directors are elected to serve three-year terms. Two Directors are proposed to be elected at the 1998 Annual Meeting of Shareholders to serve until the 2001 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as Directors of the Corporation to serve until the 2001 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the Annual Meeting. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

     To be elected a Director, each nominee must receive the favorable vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting. The names of the nominees, along with certain information concerning them, are set forth below. None of the nominees are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation.

NOMINEES

MICHAEL W. DUNN

     Mr. Dunn, age 48, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Dunn has also been C.E.O. since 1980 and President since 1983 of Farmers & Merchants Savings Bank of Manchester, Iowa. Mr. Dunn is also presently a member of the boards of directors of Security Savings Bank of Eagle Grove, Iowa, and F&M Shares Corp. and Dunn Shares, Inc., both bank holding companies.

JAMES L. MILLER

     Mr. Miller, age 56, has been a director of the Corporation and MorAmerica Capital since 1994. Mr. Miller was employed by Armstrong's, Inc. department stores from 1967 until 1992. His capacities included serving as a member of the Board of Directors and Executive Committee and as Vice President and C.F.O. Mr. Miller is currently doing business as Miller Mortgage, a residential mortgage loan origination service.

OTHER DIRECTORS

     The names of the other Directors of the Corporation, whose terms of office extend beyond the 1998 Shareholders Meeting, along with certain information concerning them, are set forth below. Those Directors of the Corporation who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as principals, officers and directors of the Investment Advisor, are indicated by an asterisk. Those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as affiliated persons of the Corporation, are indicated by a double asterisk.

PAUL M. BASS, JR.

     Mr. Bass, age 62, has been Chairman of the Boards of Directors of the Corporation and MorAmerica Capital since 1994. From 1988 to present, Mr. Bass has also served as Vice Chairman of First Southwest Company, a regional investment banking firm. Mr. Bass is also presently a Director of California Federal Bank F.S.B. (also Chairman of the Audit Committee), Keystone Consolidated Industries (also Chairman of the Audit Committee), Source Services, Inc. (also a member of the Compensation and Executive Committees), Jayhawk Acceptance Corporation and Chairman of the Board of Richman Gordman 1/2 Price Stores, Inc. (also Chairman of the Executive Committee). Mr. Bass holds a B.B.A. in finance from Southern Methodist University.

DAVID R. SCHRODER*

     Mr. Schroder, age 54, has been President, Secretary and a Director of the Corporation since 1994, and a Director of MorAmerica Capital since 1989. Since 1985, Mr. Schroder has been a principal of InvestAmerica Venture Group, Inc. ("Venture Group") and is presently President and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D.

Management, Inc., which provides management and investment services to North Dakota Small Business Investment Company ("NDSBIC"), A North Dakota Limited Partnership. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Schroder is President and a Director of the investment advisor to the Corporation and to MorAmerica Capital, InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"). As a representative of the Investment Advisor and Venture Group, Mr. Schroder also serves on the boards of directors of several of the Corporation's portfolio companies, including Centrum Industries, Inc. Mr. Schroder received a B.S.F.S. from Georgetown University and an M.B.A. from the University of Wisconsin.

ROBERT A. COMEY*

     Mr. Comey, age 51, has served as Vice President, Treasurer and a Director of the Corporation since 1994, and as a Director of MorAmerica Capital since 1989. Mr. Comey was named Executive Vice President of the Company in 1995. Since 1986, Mr. Comey has been a principal of Venture Group and is presently Executive Vice President, Treasurer and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Comey is also Executive Vice President, Treasurer and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to NDSBIC. Mr. Comey is also Executive Vice President, Treasurer, and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Comey is a Director, Executive Vice President, Treasurer, and Assistant Secretary of the Investment Advisor. As a representative of the Investment Advisor and Venture Group, Mr. Comey also serves on the boards of directors of several of the Corporation's portfolio companies. Mr. Comey received an A.B. in Economics from Brown University and an M.B.A. from Fordham University.

TODD J. STEVENS**

     Mr. Stevens, age 38, has been a Director of the Corporation and MorAmerica Capital since 1997. Since 1993, Mr. Stevens has been the Manager of the Utah Office of Wasatch Venture Fund, a $15,000,000 early stage venture capital fund and majority-owned subsidiary of Zions First National Bank (the "Bank"). Mr. Stevens is also a Manager of the Bank's Venture Capital Department. Mr. Stevens is also currently a director of Sandbox Entertainment Corporation. From 1991 through 1993, Mr. Stevens was a Managing Director of Stevens Wood, Inc., a financial and managerial consulting firm which assisted in raising equity and debt private placements. Mr. Stevens was also Development Manager, Assistant Treasurer, and Treasurer for Bonneville Pacific Corporation from 1987-1991, where his functions included negotiating, closing and administering corporate credit facilities. From 1985 through 1987, Mr. Stevens performed financial analysis for development, acquisition and sale of retail, commercial and hotel properties for Homart Development Company. Mr. Stevens received his B.S. in Accounting and Management from University of Utah in 1983, and his M.B.A. in 1985 from Harvard Graduate School of Business Administration.

HENRY T. MADDEN

     Mr. Madden, age 68, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Madden is a consultant to development stage companies. Since 1995, Mr. Madden has been an independent trustee of Berthel Growth and Income Trust I, and since 1997, Mr. Madden has served as an independent member of the Management Board of Berthel SBIC, LLC, a wholly-owned subsidiary of Berthel Growth & Income Trust I. In 1986, Mr. Madden organized the Institute for Entrepreneurial Management in the University of Iowa College of Business Administration. As Director of the Institute, Mr. Madden advises potential and new entrepreneurs and teaches courses on entrepreneurship in the M.B.A. program.

JOHN D. WOLFE

     Mr. Wolfe, age 71, has been a Director of the Corporation since 1994 and a Director of MorAmerica Capital since 1989. Mr. Wolfe is retired from a career in mortgage lending and retail banking. Mr Wolfe had been employed for many years by the Morris Plan companies prior to the 1985 bankruptcy of MorAmerica

Financial Corporation and Morris Plan Liquidation Company (the "Debtors"), and was President of the Morris Plan Company of Iowa. Following the 1988 reorganization of the Debtors, Mr. Wolfe served as voting trustee for the MorAmerica Financial Corporation stock and President of both Debtors. Following several years of retirement, Mr. Wolfe returned from retirement to serve as voting trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Corporation has established an Audit Committee, a Nominating Committee and an Investment Committee to assist the Board in carrying out its duties.

     The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Audit Committee also is charged with monitoring the Corporation's Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct. The present members of the Corporation's Audit Committee include Michael W. Dunn, James L. Miller, Todd J. Stevens and John D. Wolfe.

     The Nominating Committee recommends to the Board of Directors nominations for Director of the Corporation. The Nominating Committee presently has no established procedures for considering shareholders' recommendations for Director nominees, but shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled "SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING." The Nominating Committee presently consists of John D. Wolfe and Henry T. Madden.

     The Investment Committee assists the full Board of Directors with oversight of the Corporation's investment portfolio and evaluates any proposed revisions to the Corporation's investment policy. The Investment Committee also assures compliance with the Corporation's policy regarding investments made in participation with other funds managed by the Investment Advisor. Henry T. Madden, James L. Miller, and David R. Schroder and Robert A. Comey (as alternate members with a single vote on any issue) are presently members of the Investment Committee.

     During the Fiscal Year of the Corporation ended September 30, 1997, 11 meetings of the Board of Directors were held. In addition, four meetings of the Audit Committee, one meeting of the Nominating Committee and eight meetings of the Investment Committee were held. Each of the Directors attended all of the meetings of the Board of Directors and all of the meetings held by the committees of the Board on which that Director served, except that Mr. Bass attended eight meetings of the Board of Directors, and Mr. Miller attended three meetings of the Audit Committee.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the value of $100 invested on March 31, 1995 (the last day of the first month in which shares of the Common Stock began public trading) in shares of the Common Stock (based on the closing market bid price for shares of the Common Stock and assuming reinvestment of all dividends) with the cumulative total return of $100 invested on the same date in the NASDAQ Stock Market Total Return Index (U.S. companies) and the NASDAQ Financial Stocks Total Return Index.

                           MACC PRIVATE EQUITIES INC.
                      COMPARISON CUMULATIVE TOTAL RETURNS

        MEASUREMENT PERIOD            NASDAQ TOTAL       MACC PRIVATE
      (FISCAL YEAR COVERED)              RETURN          EQUITIES INC.      NASDAQ FINANCIAL
            3/31/95                          100                100                  100
            6/30/95                       114.38             129.89               108.30
            9/29/95                       128.16             147.25               123.44
            12/29/95                      129.72             137.36               132.42
            3/29/96                       135.77             174.73               137.74
            6/28/96                       146.86             222.20               140.97
            9/30/96                       152.08             189.67               152.81
            12/31/96                      159.55             204.84               169.75
            3/31/97                       150.91             230.77               177.09
            6/30/97                       178.57             219.78               206.23
            9/30/97                       208.76             211.54               240.64

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     COMPENSATION OF DIRECTORS

     Pursuant to the investment advisory agreements of the Corporation and MorAmerica Capital with the Investment Advisor, Directors of the Corporation and of MorAmerica Capital who are also officers or directors of the Investment Advisor receive no compensation for serving on the Boards of Directors of the Corporation and of MorAmerica Capital. All other Directors of the Corporation, other than the Chairman of the Board, receive $8,000 per year plus $400 per Board of Directors meeting attended and $250 per committee meeting attended, all as total compensation for serving on the Boards of Directors of both the Corporation and MorAmerica Capital. The Corporation's Chairman of the Board receives $2,000 per month plus $400 per Board of Directors meeting attended and $250 per committee meeting attended, all as total compensation for serving as the Chairman of the Board of Directors of the Corporation and MorAmerica Capital. In addition, the Corporation reimburses all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings. Directors' meetings are normally held on a quarterly basis, with additional meetings held as needed on an interim basis.

     SUMMARY COMPENSATION TABLE

     The following table sets forth certain details of compensation paid to Directors during Fiscal Year 1997, which includes compensation for serving on the Boards of Directors of the Corporation, MorAmerica Capital and other wholly owned subsidiaries of the Corporation. The Corporation presently maintains no pension or retirement plans for its Directors.

                                                              AGGREGATE COMPENSATION
                    NAME AND POSITION                          FROM CORPORATION(1)
                    -----------------                         ----------------------
Paul M. Bass, Jr.,........................................           $27,200
Chairman of the Board

David R. Schroder,........................................               -0-
Director, President and Secretary

Robert A. Comey,..........................................               -0-
Director, Executive Vice President and Treasurer

Henry T. Madden,..........................................            14,400
Director

John D. Wolfe,............................................            13,400(2)
Director

Michael W. Dunn,..........................................            13,400
Director

James L. Miller,..........................................            13,150
Director

Todd J. Stevens,..........................................             8,078
Director

-------------------------
(1) Consists only of directors' fees and does not include reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.

(2) Of the $13,400 earned by Mr. Wolfe in Fiscal Year 1997, $11,400 was paid by the Corporation during Fiscal Year 1997. The remaining $2,000 was deferred at the election of Mr. Wolfe and will be paid without interest during Fiscal Year 1998.

     COMPENSATION OF EXECUTIVE OFFICERS

     The Corporation has no employees and does not pay any compensation to any of its officers. All of the Corporation's officers and staff are employed by the Investment Advisor, which pays all of their cash compensation.

                       SECTION 16(A) REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the Securities and Exchange Commission. Based solely upon a review of copies of these reports sent to the Secretary of the Corporation and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal Year 1997, the Corporation believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the Securities and Exchange Commission, except no Form 4 was filed by Zions First National Bank (the "Bank") with respect to four transactions during October, 1996, three transactions during November, 1996, and four transactions during December, 1996 (however, these 11 transactions were reported on a Form 5 which indicated incorrectly that the Corporation's Fiscal Year 1996 ended on December 31, 1996); no Form 4 was filed by the Bank with respect to two transactions during February, 1997; three transactions by the Bank during April, 1997, were reported late on Form 4; two transactions by the Bank during June, 1997, were reported late on Form 4; no Form 4 was filed by the Bank with respect to one transaction during September, 1997; and, as of the date of this Proxy Statement, the Bank had not filed a Form 5 with respect to the Corporation's Fiscal Year ended September 30, 1997.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS -- NOMINEES."

                                   PROPOSAL 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     As recommended by the Audit Committee of the Corporation's Board of Directors, on December 16, 1997, a majority of those members of the Board of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act of 1940) voted in favor of the appointment of KPMG Peat Marwick LLP to serve as the Corporation's independent auditors for the Fiscal Year ending September 30, 1998.

     The appointment of KPMG Peat Marwick LLP as independent auditors is subject to ratification by the shareholders. If the shareholders ratify the selection of KPMG Peat Marwick LLP as the Corporation's auditors, they will also serve as independent auditors for all subsidiaries of the Corporation. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

     In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending September 30, 1998, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING SEPTEMBER 30, 1998.

                                   PROPOSAL 3
                            ISSUANCE OF COMMON STOCK
                             BELOW NET ASSET VALUE

                                  INTRODUCTION

     To date, the Corporation has relied upon several sources of capital to fund its investment activities and other cash requirements. These include the Corporation's treasury bills, cash and cash equivalents ("Liquid Assets"), sale of portfolio securities, and the small business investment company ("SBIC") capital program operated by the Small Business Administration (the "SBA"). The Corporation plans to borrow up to $2,000,000 through the SBIC capital program to fund its investment requirements during the Fiscal Year which began on October 1, 1997.

     The Corporation, as of September 30, 1997, had Liquid Assets of $5,442,479, total assets of $25,925,422 and total liabilities of $10,615,580. The Corporation has set an investment level objective of $7,000,000 for Fiscal Year 1998 and is planning to invest at least $7,000,000 per year in future years. The Corporation's portfolio investments generally have a five to seven year maturity and a significant percentage of the Corporation's current portfolio consists of investments which are not expected to mature for several years. Therefore the Corporation may require additional sources of capital to meet its investment objectives over the next few years. Increasing the size of the Corporation is important as this will permit investment in larger transactions, which may increase the Corporation's competitiveness with respect to quality investment opportunities. Further, a larger number of investments may be possible, adding greater breadth to the Corporation's investment portfolio. In addition to the debt available through the SBIC capital program, the Corporation may attempt to raise capital using the sale of stock

     Moreover, the members of the Board of Directors of the Corporation believe that continued reliance on SBA-guaranteed debt as a primary source of capital may not be in the best interests of the Corporation and its shareholders because of the risks and costs inherent in debt financing. The lenders of these borrowed funds have fixed dollar claims against the Corporation's assets superior to the claims of the Corporation's shareholders. Any increase in the value of the Corporation's investments would cause its net asset value to increase more than it would had the borrowings not been incurred. Conversely, decreases in the value of the Corporation's investments below their value at the time of acquisition would cause the Corporation's net asset value to decrease more sharply than it would had the funds not been borrowed and invested. Similarly, any increase in the Company's rate of income in excess of interest payable on the borrowed funds would cause its net investment income to increase more than it would without the leverage, while any decrease in the rate of income would cause net investment income to decline more sharply than it would had the funds not been borrowed and invested. For these reasons, leverage is generally considered to add both potential risks and advantages to the Corporation's future performance.

     Accordingly, the Corporation's Board of Directors is continuing to evaluate alternative sources of capital. One such source would be the issuance of some or all of the authorized but unissued shares of the Corporation's common stock. Such shares could be issued to provide funding for the Corporation's investing activities and other cash requirements, and/or such shares could be issued in connection with acquisitions of other venture capital funds and/or the investment portfolios of such funds. To the extent that the Corporation determines that the incurrence of additional debt capital is not in the best interests of the Corporation and its shareholders, or that obtaining additional equity capital is in the best interests of the Corporation and its shareholders, the Corporation may require the requested flexibility.

     One of the principal benefits of being a public company, which helps to offset the costs associated with public company status, is the ability to access public equity markets to fund capital needs. The Corporation's Board of Directors believes that the Corporation is unlikely to be able to raise public equity funds without shareholder approval of Proposal 3, which would give the Board of Directors the ability to sell up to 300,000 shares of the Corporation's common stock at not less than 90% of net asset value per share. While it appears feasible to fund a portion of its growth capital needs with additional debt financing though the SBIC capital program, the Corporation needs the ability to raise additional public equity to reach and balance its full growth potential. In order to maximize shareholder value, the Corporation's Board of Directors strongly recommends the approval of the sale of up to 300,000 shares of the Corporation's common stock at not less than 90% of net asset value per share.

DESCRIPTION OF PROPOSAL AND REQUIRED VOTE

     Approval of this proposal would authorize the issuance of up to 300,000 shares of the 2,960,385 presently authorized but unissued shares of Common Stock of the Corporation at not less than 90% of the net asset value per share at the time of issuance. The Corporation presently has 1,039,615 shares issued and outstanding. Accordingly, if the Corporation were to issue 300,000 of the presently authorized but unissued shares of Common Stock, the number of shares issued and outstanding would increase by approximately 29%.

     Since the Corporation's Common Stock began trading in March, 1995, it has consistently traded at a discount from net asset value per share. Shares of closed-end mutual funds similar to the Corporation have a tendency to trade frequently at a discount from net asset value per share. The Corporation is presently evaluating different strategies to attempt to decrease the amount of this discount; however, there can be no assurances that any course of action taken by the Corporation with respect thereto would have the intended result. Accordingly, if the Corporation were to issue additional shares of Common Stock to provide additional equity capital at any time during the next year, such shares would be sold at a price less than net asset value per share if the then-prevailing market price for the Common Stock were less than net asset value per share; however, the Corporation would not sell at a share price below 90% of net asset value.

     The Corporation has elected treatment as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "Act"). Pursuant to Section 63 of the Act, a BDC may not issue shares of common stock at less than net asset value per share unless such issuance has been approved by the holders of a majority of the BDC's outstanding voting securities and by a majority of such holders who are not affiliated persons of the BDC. In addition, a majority of the directors of the BDC who are not interested persons of the BDC must first determine that any such issuance would be in the best interests of the Corporation and its shareholders, and in consultation with the underwriter, that the offering price would be not less than a price which closely approximates market price.

     Accordingly, this proposal, if approved, would give the Corporation the ability, for the twelve months ending February 24, 1999, to issue up to 300,000 shares of Common Stock at not less than 90% of net asset value per share if a majority of the members of the Corporation's Board of Directors who are not interested persons of the Corporation first determine that such issuance would be in the best interests of the Corporation and its shareholders. As an example, if this proposal were approved by the shareholders, and on a particular date within 12 months after the date of the Annual Meeting, the net asset value per share of the Corporation's Common Stock were $15, and the market price per share of the Common Stock were $13.50, then the Board of Directors would have the authority, without further action of the shareholders, to sell up to 300,000 shares of the Corporation's Common Stock at a price which closely approximates $13.50 per share, upon the determination of the required majority of the Board of Directors that such issuance was in the best interests of the Corporation and its shareholders. Under this example, if the Corporation sold all 300,000 shares at $13.50, the net asset value per share following the offering would be $14.66, giving effect solely to the new issuance and excluding the offering costs, if any, and the effects of operations, a dilution of $.34 per share.

     In order to be approved by the Shareholders, this proposal must receive the favorable vote of: (1) a majority of the outstanding shares of Common Stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of Common Stock entitled to vote at the meeting which are not held by affiliated persons of the Corporation. With respect to this proposal, Section 2(a)(42) of the Investment Company Act of 1940 defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less.

PURPOSES AND EFFECT OF OBTAINING ADDITIONAL EQUITY CAPITAL

     As indicated above, the federal securities laws applicable to BDCs require those members of a BDC's board of directors who are not interested persons of the BDC to determine that the issuance of shares of the

BDC's common stock for a price less than net asset value per share is in the best interests of the Corporation and its shareholders.

     As a general matter, and without reference to any proposed transaction, the members of the Board of Directors of the Corporation who are not interested persons of the Corporation believe that continued reliance on SBA-guaranteed debt as a principal source of capital may not be in the best interests of the Corporation and its shareholders because of the risks and costs inherent in debt financing, for the reasons set forth above. In addition, the SBA capital programs are subject to federal funding, and therefore the availability of capital through these programs is difficult to predict over the long term. Even assuming the availability of federal funding, the Corporation's qualification for these programs at any particular time is not always certain. Additional equity capital increases the potential amount of leverage (debt financing) available through the SBIC capital program and has the effect of reducing the risk associated with relying solely on debt financing.

     Also as a general matter, and without reference to any proposed transaction, the members of the Board of Directors of the Corporation who are not interested persons of the Corporation believe that increasing the asset base of the Corporation through the issuance of additional shares of Common Stock may be in the best interests of the Corporation and its shareholders for several reasons. First, the Corporation may be able to achieve greater breadth in its investment portfolio by increasing the total number and amount of portfolio investments. Second, any increase in the Corporation's asset base may tend to decrease the Corporation's operating expenses as a percentage of its total assets. Third, under SBA rules, additional contributed capital will support an increase in MorAmerica Capital's maximum single investment size and thus may permit MorAmerica Capital to make larger portfolio investments as called for in its growth plans, sooner than otherwise possible. With a larger maximum single investment size, more portfolio investment opportunities may be available to MorAmerica Capital. By making larger investments, the Corporation and MorAmerica Capital may be more competitive in their investment prospecting when the Corporation and MorAmerica Capital is one of several co-investors. This increase in the amount of equity also increases the amount of debt financing available to the Corporation through the SBIC capital program. Moreover, issuing additional shares of Common Stock as a means of accessing additional capital may permit the Corporation to realize the benefit of its publicly traded status.

     In the absence of shareholder approval of this proposal, the Corporation may not have the flexibility to raise additional equity capital through the issuance of additional shares of Common Stock. The Corporation's Board of Directors strongly believes that this capital raising flexibility is important to increasing the size and value of the Corporation. If shareholders approve this proposal, the Corporation's Board of Directors will have the authority for a one-year period without seeking further approval of the shareholders to issue up to 300,000 shares of the Corporation's Common Stock for not less than 90% of net asset value per share; however, the Corporation will not engage in any such issuance unless the required majority of the Corporation's disinterested Directors first determines, based upon the perceived merits of the specific transaction, that such issuance is in the best interests of the Corporation and its shareholders and that the offering price closely approximates market price.

PURPOSES AND EFFECT OF ISSUANCE OF SHARES

     To the extent that any additional shares of Common Stock would be issued by the Corporation, the offering of such shares by the Corporation and/or by the holders of such newly issued shares may be registered by the Corporation with the Securities and Exchange Commission. Alternatively, any such shares may be privately placed, with restrictions on transferability, in which case, registration with the Securities and Exchange Commission may not be required.

     Before voting on this proposal or giving proxies with regard to this matter, shareholders should consider the potentially dilutive effect of the issuance of shares of the Corporation's Common Stock at less than net asset value per share on net asset value per outstanding share of Common Stock. Shareholders should also consider that holders of the Corporation's Common Stock have no subscription, preferential or preemptive rights to additional shares of the Common Stock, and thus any future issuance of shares may tend to dilute shareholders' holdings of the Common Stock as a percentage of shares outstanding.

     The issuance of the additional shares of Common Stock or the advance of additional debt financing will have an effect on the gross amount of management fees paid by the Corporation to the Investment Advisor. The Corporation's and MorAmerica Capital's Investment Advisory Agreements with the Investment Advisor provide for a management fee payable to the Investment Advisor as compensation for managing the investment portfolios of the Corporation and MorAmerica Capital. With regard to the Corporation, the management fee is computed as a percentage of assets under management. The increase in the Corporation's asset base resulting from any such issuance would increase assets under management, and would cause a corresponding increase in the gross amount of management fees paid to the Investment Advisor, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of the Corporation's asset base and number of shares outstanding, the Corporation may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis. In addition, by obtaining a mix of additional equity and debt capital, rather than incurring only additional debt, to fund future capital requirements, the Corporation may reduce its overall cost of capital by limiting the interest expense associated with debt financing.

     The requested authority would permit the issuance of up to 300,000 shares at not less than 90% of net asset value. The Board of Directors of the Corporation believes that at this level, the dilution in net asset value per share may be significantly outweighed by the benefits to the Corporation and its shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL APPROVING FOR A ONE-YEAR PERIOD THE POLICY AND PRACTICE OF THE CORPORATION OF ISSUING UP TO 300,000 SHARES OF COMMON STOCK OF THE CORPORATION AT NOT LESS THAN 90% OF NET ASSET VALUE PER SHARE.

                                   PROPOSAL 4
                        APPROVAL OF PROPOSED AMENDMENTS
                       TO INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

     The Corporation is currently party to the MACC Private Equities Inc. Investment Advisory Agreement (the "Current Corporation Investment Advisory Agreement") with InvestAmerica Investment Advisors, Inc. (the "Investment Advisor") dated as of October 1, 1994, as amended by First Amendment to MACC Private Equities Inc. Investment Advisory Agreement dated as of August 1, 1996 (extending the Current Corporation Investment Advisory Agreement for an additional one-year term ended September 30, 1997), and Second Amendment to MACC Private Equities Inc. Investment Advisory Agreement dated as of August 1, 1997 (extending the Current Corporation Investment Advisory Agreement for an additional one-year term ending September 30, 1998).

     MorAmerica Capital is currently party to the MorAmerica Capital Investment Advisory Agreement (the "Current MorAmerica Capital Investment Advisory Agreement") with the Investment Advisor dated as of October 1, 1994, as amended by First Amendment to MorAmerica Capital Investment Advisory Agreement dated as of August 1, 1996 (extending the Current MorAmerica Capital Investment Advisory Agreement for an additional one-year term ended September 30, 1997), and Second Amendment to MorAmerica Capital Investment Advisory Agreement, dated as of August 1, 1997 (extending the Current MorAmerica Capital Investment Advisory Agreement for an additional one-year term ending September 30, 1998) (the Current Corporation Investment Advisory Agreement and the Current MorAmerica Capital Investment Advisory Agreement together, the "Current Investment Advisory Agreements").

     The Current Investment Advisory Agreements were approved by the shareholders of the Corporation in connection with the approval of the Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code of MorAmerica Financial Corporation and Morris Plan Liquidation Company, the Corporation's predecessors in interest, on December 28, 1993. No person serves as an investment advisor to the Corporation or MorAmerica Capital, other than the Investment Advisor pursuant to the Current Investment Advisory Agreements. In addition, other than pursuant to the Current Investment Advisory Agreements, the

Corporation or MorAmerica Capital did not pay any fees to the Investment Advisor, its affiliated persons or affiliated persons of such persons during Fiscal Year 1997.

     On December 16, 1997, a majority of the members of the Boards of Directors of the Corporation and MorAmerica Capital, including a majority of the members who are not interested persons of the Corporation and MorAmerica Capital, respectively, approved certain proposed amendments to the Current Investment Advisory Agreements, as set forth in APPENDIX A -- PROPOSED CORPORATION INVESTMENT ADVISORY AGREEMENT, and APPENDIX B -- PROPOSED MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT (the Proposed Corporation Investment Advisory Agreement and the Proposed MorAmerica Capital Investment Advisory Agreement together, the "Proposed Investment Advisory Agreements"), subject to the approval of the shareholders of the Corporation at the 1998 Annual Meeting. On July 15, 1997, the Boards of Directors of the Corporation and MorAmerica Capital further resolved to extend the Current Investment Advisory Agreements for additional one-year terms through September 30, 1998, in the event that the Proposed Investment Advisory Agreements are not approved by the shareholders of the Corporation at the 1998 Annual Meeting.

CURRENT INVESTMENT ADVISORY AGREEMENTS

     The Current Investment Advisory Agreements provide that the Investment Advisor shall manage all assets of the Corporation and MorAmerica Capital and generally shall provide all facilities, personnel, and other means necessary for the Corporation and MorAmerica to operate. Except to the extent of acquisitions or dispositions of portfolio securities that, in accordance with the Corporation's and MorAmerica Capital's co-investment guidelines require specific board approval, the Investment Advisor shall make all new and follow-on investments and all asset dispositions and other investment decisions in the Investment Advisor's discretion.

     Under the Current Investment Advisory Agreements, the Investment Advisor generally is responsible for expenses relating to staff salaries, office space and supplies, and the Corporation and MorAmerica Capital are generally responsible for auditing fees, all legal expenses and other expenses associated with being a public company, fees to the directors of the Corporation and MorAmerica Capital, and any and all expenses associated with property of a portfolio company taken or received by the Corporation or MorAmerica Capital or on its behalf as a result of its investment in any portfolio company.

     The Current Investment Advisory Agreements provide that the Investment Advisor shall receive a management fee and an incentive fee. With respect to the Corporation, the management fee is paid monthly in arrears and is equal to 2.5% per annum of Assets Under Management (as that term is defined in the Current Investment Advisory Agreements), which means the total value of the respective company's assets. With respect to MorAmerica Capital, the management fee is paid monthly in arrears and is equal to 2.5% per annum of Capital Under Management (as that term is defined in the Current MorAmerica Capital Investment Advisory Agreement), which includes fiscal year end private capital (as defined in the Small Business Administration ("SBA") regulations) and fiscal year-end SBA leverage, but which excludes unrealized capital gains and losses and undistributed realized earnings. Under the current MorAmerica Capital Investment Advisory Agreement, the management fee includes an additional $6,000 per month through January 31, 1995, which then decreases to $5,000 per month from February 1, 1995, through September 30, 1998. The definition of Capital Under Management under the Current MorAmerica Capital Investment Advisory Agreement is proposed to be amended, as set forth in "PROPOSED INVESTMENT ADVISORY AGREEMENTS."

     In addition, the Investment Advisor is entitled to an incentive fee under the Current Investment Advisory Agreements. Under each of the Current Investment Advisory Agreements, the amount of the incentive fee is 13.4% of the net capital gains, before taxes, on portfolio investments and from the disposition of other assets or property managed by the Investment Adviser. Net capital gains are computed only on capital gains realized from the sale of portfolio securities or other property. The computation of net capital gains under the Current Investment Advisory Agreements is proposed to be amended, as set forth in "PROPOSED INVESTMENT ADVISORY AGREEMENTS."

     The amount of the incentive fee is limited in any period by applicable SBA regulations with respect to the fee paid by MorAmerica Capital although the amount which may not be paid in one period, may be an incentive fee payable or may be in escrow payable and disbursed in later periods. In addition, the amount of the incentive fee and all incentive compensation, in any Fiscal Year, may not exceed the limit prescribed by Section 205(b)(3)(A) of the Investment Advisors Act of 1940, as amended (the "Advisors Act"). This section provides that the total incentive fee will not exceed 20% of the realized capital gains upon the funds computed net of all realized capital losses and unrealized capital depreciation.

     In Fiscal Year 1997, the Corporation on an unconsolidated basis paid the Investment Advisor management fees equal to $94,591, and MorAmerica Capital paid the Investment Advisor management fees equal to $589,993. No incentive fees were paid during fiscal year 1997 by the Corporation or MorAmerica Capital. Other than as set forth above, the Corporation and MorAmerica Capital paid no other compensation to the Investment Advisor during Fiscal Year 1997.

PROPOSED INVESTMENT ADVISORY AGREEMENTS

     In approving the Proposed Investment Advisory Agreements, the Boards of Directors of the Corporation and MorAmerica Capital sought to improve three areas of the contract. These areas are:

          1. To make clear in the agreements that the net change in unrealized depreciation is either added to or deducted from realized gains for purposes of determining the amount of incentive fees, if any, for the period.

          2. To define when an incentive fee is earned and paid in the case where a realized gain is not cash.

          3. To add undistributed realized earnings to the definition of Capital Under Management in the Current MorAmerica Capital Investment Advisory Agreement to allow for growth or decline in the management fee as relevant assets grow or decline.

     The following discussion of the material differences between the Current Investment Advisory Agreements and the Proposed Investment Advisory Agreements is qualified in its entirety by the terms of the proposed Investment Advisory Agreements as set forth in Appendix A -- Proposed Corporation Investment Advisory Agreement and Appendix B -- Proposed MorAmerica Capital Investment Advisory Agreement. In the Appendices, language proposed to be added appears in brackets in the Proposed Investment Advisory Agreements.

     The first change in the existing agreement is to make clear that the net change in unrealized depreciation over the period is either added to or deducted from realized gains in determining net capital gains for the period. Unrealized depreciation, which is treated as a loss under the agreements, is adjusted for
(i) additional depreciation and (ii) reversals in depreciation when the valuation is increased but remains below cost, in determining the net change in unrealized depreciation for the period. This method of calculating the unrealized depreciation is consistent in the existing contracts and the proposed contracts. The additional language in the capital loss definitions is to make clear in the contract that depreciation may be adjusted up and down over a period in determining the depreciation for that period.

     The Boards of Directors to date have interpreted the treatment of reversals of unrealized depreciation under the Current Investment Advisory Agreements consistently with the treatment of reversals of unrealized depreciation as set forth in the Proposed Investment Advisory Agreements. Accordingly, no change would have occurred in the amount of incentive fees paid by the Corporation or MorAmerica Capital to the Investment Advisor during Fiscal Year 1997 had the Proposed Investment Advisory Agreements been in effect during that time.

     Another situation sought to be adjusted under the Current Investment Advisory Agreements concerns the treatment of non-cash realized capital gains recorded by the Corporation or MorAmerica Capital and the effect of such non-cash realized capital gains on the computation of the incentive fee payable to the Investment Advisor for the applicable period. The realization of such non-cash realized capital gains would occur, for example, when portfolio securities are surrendered for securities or other property (other than cash) having a fair value on the date of exchange in excess of fair value of the surrendered portfolio securities. The Current Investment Advisory Agreements clearly provide that only realized gains for cash give rise to the payment of an incentive fee. However, under the Current Investment Advisory Agreements, it is only when cash is received that the amount of the realized capital gain for purposes of computing the incentive fee should be calculated. The Board of Directors have taken this opportunity to clarify this issue. Under the Proposed Investment Advisory Agreements, the gain is realized and the incentive fee is earned and accounted for in the period that the realized investment gain is placed on the books of the Corporation. However, the cash payment of the incentive fee is made only upon receipt of the cash. This change will result in consistent treatment of incentive fees for non-cash gains under the contracts and for financial statement purposes.

     Through the normal operation of the Current Investment Advisory Agreements, as preserved in the Proposed Investment Advisory Agreements, when non-cash assets received are sold for cash, to the extent that the Corporation or MorAmerica Capital receives less cash than the original amount of non-cash gain recognized, the incentive fee will be reduced accordingly, and therefore 13.4% of the difference will be subtracted from the amount of the incentive fee payable.

     The Boards of Directors of the Corporation and MorAmerica Capital, including those members who are not interested persons of the Corporation and MorAmerica Capital, believe that the treatment of non-cash capital gains under the Proposed Investment Advisory Agreements will match more closely financial statement presentation of realized capital gains, while preserving the policy behind Section 205(b)(3)(A) of the Advisers Act and the provisions regarding the incentive fee under the Current Investment Advisory Agreements. Payment of these incentive fees under the Current and Proposed Investment Advisory Agreements is only made when cash is received. No change would have occurred in the amount of incentive fees paid by the Corporation and MorAmerica Capital to the Investment Advisor during Fiscal Year 1997 had the Proposed Investment Advisory Agreements been in effect during that time.

     The final material change in the Proposed MorAmerica Capital Investment Advisory Agreement as compared to the Current MorAmerica Capital Investment Advisory Agreement concerns the definition of Capital Under Management for purposes of calculating the management fee. Under the Current MorAmerica Capital Investment Advisory Agreement, Capital Under Management includes only MorAmerica Capital's fiscal year-end: (i) "private capital" as defined under applicable SBA regulations, which exclude unrealized capital gains and losses; and (ii) SBA leverage. Under the Proposed MorAmerica Capital Investment Advisory Agreement, the definition of Capital Under Management would be expanded also to include MorAmerica Capital's fiscal year end Undistributed Realized Earnings.

     Because the definition of Capital Under Management includes only Private Capital as defined by SBA regulations and SBA leverage, the Current MACC Investment Advisory Agreement does not automatically allow for growth in the Capital Under Management for realized gains which are being reinvested in new investments.

     A majority of the Board of Directors of MorAmerica Capital, including a majority of those members who are not interested persons of MorAmerica Capital, have determined that funds comparable in size and investment objectives to MorAmerica Capital pay their investment advisors a management fee based upon Assets Under Management, which does, in effect, include undistributed net realized earnings and increases or decreases as the asset size of the investment funds changes. The formula for calculating the management fee provided for in the Current MorAmerica Capital Investment Advisory Agreement does not presently include a mechanism for automatically adjusting the management fee for increases in Capital Under Management as a result of realized gains, since such gains are presently excluded from the management fee calculation.

     Accordingly, the Board of Directors has determined that the management fee provided in the Current MorAmerica Capital Investment Advisory Agreement may be below market rate as the fund grows and that it is in the best interest of MorAmerica Capital for the computation of the management fee to be amended so as to enable the fee to grow automatically with the size of the fund and more closely approximate market rates of compensation.

     The Board of Directors of MorAmerica Capital determined to address this matter by amending the definition of Capital Under Management in the Current MorAmerica Capital Investment Advisory Agreement to more closely parallel the concept of Assets Under Management by including Undistributed Realized Earnings which will adjust the management fee for changes in realized earnings that will eventually be invested in new investments and will increase the assets of the Corporation. The Board of Directors further believes that absent the approval of this amendment to the definition of Capital Under Management as set forth in the Proposed MorAmerica Capital Investment Advisory Agreement, as the total investment portfolio of MorAmerica Capital increases, the Investment Advisor may be unable to hire and retain qualified personnel to manage the investment portfolio which could adversely affect the ability of the Corporation and MorAmerica Capital to achieve their investment objectives. In recognition of this adjustment, the additional fixed monthly fee of $5,000 per month presently required to be paid through September 30, 1998, would be terminated on the effective date of the Proposed MorAmerica Capital Investment Advisory Agreement.

     As noted above, the proposed change to the Capital Under Management definition generally will affect the amount of management fees payable to the Investment Advisor in a given period. For example, during Fiscal Year 1997, MorAmerica Capital paid the Investment Advisor management fees of $589,993. On a consolidated basis during Fiscal Year 1997, the Corporation paid the Investment Advisor management fees of $684,584. If the Proposed MorAmerica Capital Investment Advisory Agreement had been in effect during Fiscal Year 1997, the amount of management fees and total fees paid by MorAmerica Capital would have increased by $88,577, representing an increase of 15%. Similarly, if the Proposed MorAmerica Capital Investment Advisory Agreements had been in effect during Fiscal Year 1997, the amount of the management fees paid by the Corporation on a consolidated basis would have increased by $88,577, representing an increase of 13%. No incentive fees were paid to the Investment Advisor in Fiscal Year 1997.

     The Proposed MorAmerica Capital Investment Advisory Agreement is subject to approval by the Small Business Administration ("SBA"). As of the date of this Proxy Statement, the Proposed MorAmerica Capital Investment Advisory Agreement has been submitted to the SBA for its approval.

THE INVESTMENT ADVISOR AND ITS AFFILIATES

     Other than the persons named in the following table, no officer or director of the Corporation or of MorAmerica Capital owns securities of, or has any other material direct or indirect interest in, the Investment Advisor. The following table sets forth the names, addresses and principal occupations of each officer and director of the Investment Advisor, including their positions held with the Corporation and MorAmerica Capital:

                                            POSITIONS WITH
         NAME AND ADDRESS               THE INVESTMENT ADVISOR                PRINCIPAL OCCUPATION
         ----------------               ----------------------                --------------------
David R. Schroder.................  Director, President and           Director, President and Secretary of
101 Second Street, SE               Secretary                         the Investment Advisor, of the
Suite 800                                                             Corporation, of MorAmerica Capital,
Cedar Rapids, Iowa 52401                                              of InvestAmerica Venture Group, Inc.,
                                                                      of InvestAmerica N.D. Management,
                                                                      Inc., and of InvestAmerica N.D.,
                                                                      L.L.C.

Robert A. Comey...................  Director, Executive Vice          Director, Executive Vice President,
101 Second Street, SE               President and Treasurer           and Treasurer of the Investment
Suite 800                                                             Advisor, of the Corporation, of
Cedar Rapids, Iowa 52401                                              MorAmerica Capital, of InvestAmerica
                                                                      Venture Group, Inc., of InvestAmerica
                                                                      N.D. Management, Inc. and of
                                                                      InvestAmerica N.D., L.L.C.

Kevin F. Mullane..................  Director and Vice President       Director and Vice President of the
Suite 2724 -- Commerce Tower                                          Investment Advisor, of InvestAmerica
911 Main Street                                                       Venture Group, Inc., of InvestAmerica
Kansas City, Missouri 64105                                           N.D. Management, Inc., and of
                                                                      InvestAmerica N.D., L.L.C.; Vice
                                                                      President of the Corporation and of
                                                                      MorAmerica Capital

     To the best of the knowledge and belief of the Corporation and MorAmerica Capital, no financial condition of the Investment Advisor is reasonably likely to impair the financial ability of the Investment Advisor to fulfill its commitment to the Corporation or to MorAmerica Capital under either the Current Investment Advisory Agreements or the Proposed Investment Advisory Agreements.

     The Investment Advisor provides investment advisory services only to the Corporation and MorAmerica Capital. However, affiliates of the Investment Advisor act as investment advisor to two other funds having similar investment objectives to the Corporation and MorAmerica Capital, the Iowa Venture Capital Fund, L.P. (the "Iowa Fund"), and North Dakota Small Business Investment Company, A North Dakota Limited Partnership ("NDSBIC"). These affiliates are InvestAmerica Venture Group, Inc. and InvestAmerica N.D., L.L.C., respectively. The following table sets forth, as of September 30, 1997, the size of the Iowa Fund and NDSBIC, the rates of compensation paid by such funds, and the extent to which the investment advisor to such funds has waived, reduced or otherwise agreed to reduce its compensation under any applicable contract.

                                                                                             REDUCTIONS OF
              NAME OF FUND                     SIZE OF FUND        RATE OF COMPENSATION      COMPENSATION
              ------------                     ------------        --------------------      -------------
The Iowa Venture Capital Fund, L.P. ....    Assets: $3,000,000    About 2.5% of remaining        None
                                                                  assets*

NDSBIC..................................    Assets: $5,000,000    2.5% of assets                 None
                                                                  +$125,000 +plus carried
                                                                  interest of 20%

-------------------------
* The Iowa Fund, a private investment partnership, is in its planned liquidation phase. The partners have presently extended the fund beyond its anticipated 10-year life to facilitate orderly liquidation of investments. The advisory fee for this period is no longer set by contract, but by annual agreement of the parties. The rate reflected was the effective rate paid for the prior fiscal year of this fund.

     During Fiscal Year 1997, the Corporation and MorAmerica Capital paid no brokerage commissions to any broker: (i) that is an affiliated person of the Corporation or MorAmerica Capital; (ii) that is an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Corporation or MorAmerica Capital, the Investment Advisor, or any principal underwriter or administrator for the Corporation or MorAmerica Capital.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL APPROVING THE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENTS OF THE CORPORATION AND MORAMERICA CAPITAL.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Under the rules of the Securities and Exchange Commission, any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the February, 1999 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, no later than September 11, 1998. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.

     In addition, under the Corporation's Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must generally notify the Secretary of the Corporation in writing not less than 60 days, nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. Shareholders' notices must contain the specific information set forth in the Corporation's Bylaws. A copy of the Corporation's Bylaws will be furnished to shareholders without charge upon written request to the Secretary of the Corporation.

                      EXPENSES OF SOLICITATION OF PROXIES

     In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation has employed ChaseMellon Shareholder Services to aid in the solicitation of proxies at an estimated fee of $3,500 plus $4.50 per shareholder solicited. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                 ANNUAL REPORT

     The Annual Report to Shareholders covering the Fiscal Year ended September 30, 1997, accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

     A COPY OF THE FISCAL YEAR 1997 FORM 10-K REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DAVID R. SCHRODER, SECRETARY, MACC PRIVATE EQUITIES INC., 101 SECOND STREET, S.E., SUITE 800, CEDAR RAPIDS, IOWA 52401. SUCH REQUESTS MUST SET FORTH A GOOD FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE CORPORATION ON DECEMBER 31, 1997. EXHIBITS TO THE FORM 10-K WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.

     Please date, sign and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

                                          By Order of the Board of Directors

                                          David R. Schroder,
                                          Secretary

Cedar Rapids, Iowa
January 9, 1998

                                   APPENDIX A

               PROPOSED CORPORATION INVESTMENT ADVISORY AGREEMENT

                           MACC PRIVATE EQUITIES INC.

                         INVESTMENT ADVISORY AGREEMENT

     This INVESTMENT ADVISORY AGREEMENT dated as of [March 1, 1998] (the "Agreement") by MACC Private Equities Inc., a company organized under the laws of the State of Delaware ("the Company"), and InvestAmerica Investment Advisors, Inc., a corporation organized under the laws of the State of Delaware ("InvestAmerica").

     WHEREAS, the Company is a closed-end investment company that may be operated and regulated as a business development company ("Business Development Company") as defined in the Investment Company Act of 1940, as amended (the "ICA");

     WHEREAS, the Company is in need of certain investment advisory services in order to carry on its business;

     WHEREAS, InvestAmerica is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

     Section 1. Definitions.

     1.1 "Affiliate" shall have the meaning given under Rule 144 of the Securities Act of 1933, as amended.

     1.2 "Assets Under Management" shall mean the total value of the Company's assets managed by InvestAmerica under this Agreement averaged over the prior one year period.

     1.3 "Capital Losses" are those which are placed, consistent with generally accepted accounting principles, on the books of the Company and which occur when:

          (a) An actual or realized loss is sustained owing to Portfolio Company or investment events including, but not limited to, liquidation, sale or bankruptcy;

          (b) The Board of Directors of the Company determines that a loss or depreciation in value from the value on the date of this Agreement should be taken by the Company in accordance with generally accepted accounting principles and SBA accounting regulations and is shown on its books as a part of the periodic valuation of the Portfolio Companies by the Board of Directors ("Unrealized Depreciation")[; or

          (c) Capital Losses are adjusted for reverses of depreciation when the Board of Directors determines that a value should be adjusted upward and the investment value remains at or below original cost.]

     For purposes of this definition, in any case where the Board of Directors of the Company writes down the value of any investment in the Company's portfolio (in accordance with the standards set forth in subsection 1.2(b) above), (i) such reduction in value shall result in a new cost basis for such investment and (ii) the most recent cost basis for such investment shall thereafter be used in the determination of any Realized Capital Gains or Capital Losses in the Company's portfolio (i.e., there shall be no double-counting of losses when a security (whose value has declined in a prior period) is ultimately sold at a price below its historical cost.)

     1.4 "The Company" shall mean MACC Private Equities Inc.

     1.5 "ICA" has the meaning set forth in the first recital hereof.

     1.6 "Iowa Fund" has the meaning set forth in Section 3.2 below.

     1.7 "MACC" shall mean MorAmerica Capital Corporation.

     1.8 "Net Capital Gains" shall mean Realized Capital Gains net of Capital Losses determined in accordance with generally accepted accounting principles.

     1.9 "Other Venture Capital Funds" has the meaning set forth in subsection 3.3(c).

     1.10 "Portfolio Company" or "Portfolio Companies" shall mean any entity in which a the Company may make an investment and with respect to which InvestAmerica will be providing services pursuant hereto, which investments may include ownership of capital stock, loans, receivables due from a Portfolio Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

     1.11 "Realized Capital Gains" shall mean capital gains after deducting the cost and expenses necessary to achieve the gain (e.g., broker's fees). For purposes of this Agreement, capital gains are Realized Capital Gains upon the cash sale of the capital stock [or assets] of a Portfolio Company or any other asset or item of property managed by InvestAmerica pursuant to the terms hereof [or any Realized Capital Gain has occurred in accordance with GAAP which is not cash as described in the following sentence. Realized Capital Gains other than cash gains, shall be recorded and calculated in the period the gain is realized; however in determining payment of any incentive fee, the payment shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of the Company.]

     1.12 "SBA" shall mean the United States Small Business Administration.

     1.13 "SEC" shall mean the United States Securities and Exchange Commission.

     Section 2. Investment Advisory Engagement. The Company hereby engages InvestAmerica as its investment advisor.

     2.1 As such, InvestAmerica will:

          (a) Manage, render advice with respect to, and make decisions regarding the acquisition and disposition of securities in accordance with applicable law and the Company's investment policies as set forth in writing by the Board of Directors, to include (without limitation) the search and marketing for investment leads, screening and research of investment opportunities, maintenance and expansion of a co-investor network, review of appropriate investment legal documentation, presentations of investments to the Company's Board of Directors (when and as required) closing of investments, monitoring and management of investments and exits, preparation of valuations, management of relationships with the SEC, shareholders, outside auditors and the provision of other services appropriate to the management of a business development company;

          (b) Make available and, if requested by Portfolio Companies or entities in which the Company is proposing to invest, render managerial assistance to, and exercise management rights in, such Portfolio Companies and entities as appropriate to maximize return for the Company and to comply with regulations;

          (c) Maintain office space and facilities to the extent required by InvestAmerica to provide adequate management services to the Company;

          (d) Maintain the books of account and other records and files for the Company but not to include auditing services; and

          (e) Report to the Company's Board of Directors, or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable detail as the Board deems appropriate in order to enable the Company to determine that investment policies are being observed and implemented and that InvestAmerica's obligations hereunder are being fulfilled. Any investment program undertaken by InvestAmerica pursuant hereto and any other activities undertaken by InvestAmerica on behalf of the Company shall at all times be subject to applicable law and any directives of the Company's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of the Company's Board of Directors.

     2.2 InvestAmerica will be responsible for the following expenses: its staff salaries and fringes, office space, office equipment and furniture, communications, travel, meals and entertainment, conventions, seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses and minor miscellaneous expenses.

     InvestAmerica will pay for its own account all expenses incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing, InvestAmerica will pay the salaries and other employee benefits of the persons in its organization whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of the Company.

     Notwithstanding the foregoing, InvestAmerica will earn incentive compensation on a quarterly basis, which shall not be deemed part of compensation or other employee benefits for the purpose of this paragraph.

     2.3 In connection with the services provided, InvestAmerica will not be responsible for the following expenses which shall be the sole responsibility of the Company and will be paid promptly by the Company: auditing fees; all legal expenses; legal fees normally paid by Portfolio Companies; National Association of Small Business Investment Companies and other appropriate trade association fees; brochures, advertising, marketing and publicity costs; interest on SBA or other debt; fees to the Company and its directors and Board fees; any fees owed or paid to the Company its Affiliates or fund managers; any and all expenses associated with property of a Portfolio Company taken or received by the Company or on its behalf as a result of its investment in any Portfolio Company; all reorganization and registration expenses of the Company; the fees and disbursements of the Company's counsel, accountants, custodian, transfer agent and registrar; fees and expenses incurred in producing and effecting filings with federal and state securities administrators; costs of periodic reports to and other. Communications with the Company's shareholders; fees and expenses of members of the Company's Boards of Directors who are not InvestAmerica's directors, officers or employees or of any entity which is an Affiliate of InvestAmerica; premiums for the fidelity bond, if any, maintained by InvestAmerica pursuant to ICA Section 17; premiums for directors and officers insurance maintained by the Company; and all transaction costs incident to the acquisition, management and protection of and disposition of securities by the Company.

     Section 3. Nonexclusive Obligations; Co-investments.

     3.1 The obligations of InvestAmerica to the Company are not exclusive. InvestAmerica and its Affiliates, may in their discretion, manage other venture capital funds and render the same or similar services to any other person or persons who may be making the same or similar investments. The parties acknowledge that InvestAmerica may offer the same investment opportunities as may be offered to the Company to other persons for whom InvestAmerica is providing services. Neither InvestAmerica nor any of its Affiliates shall in any manner be liable to the Company or its Affiliates by reason of the activities of InvestAmerica or its Affiliates on behalf of other persons and funds as described in this paragraph and any conflict of interest arising therefrom is hereby expressly waived.

     3.2 InvestAmerica Venture Group, Inc. ("Venture Group") has managed MACC in the past. Venture Group is also currently the General Partner of InvestAmerica Venture Group L.P. which in turn is the General Partner of the Iowa Venture Capital Fund L.P. (the "Iowa Fund"). Because of these relationships, Venture Group manages the affairs of the Iowa Fund.

     3.3 For the benefit of the Company's investment activities, InvestAmerica and its Affiliates intend to maintain various future co-investment relationships involving the Company which will include the following co-investments opportunities for as long as InvestAmerica is an investment adviser to the
Company:

          (a) The Company will continue to review and to invest in its current coinvestments with the Iowa Fund.

          (b) The Company will be accorded the opportunity to invest in all investment opportunities found by the Iowa Fund or any future successor or continuation fund of the Iowa Fund.

          (c) In the future, the Company will be accorded the opportunity to review and to invest in all investments found by other venture capital funds managed by InvestAmerica and its Affiliates (collectively, the "Other Venture Capital Funds").

     For purposes of this Section 3.3, where the Company has an opportunity to coinvest with the Iowa Fund or Other Venture Capital Funds, investment opportunities shall be offered to the Company and the Iowa Fund or the Other Venture Capital Funds, as the case may be, (a) in the same proportion as its private capital (as defined in the SBA regulations) bears to the total private capital of the Company and the Iowa Fund or the Other Venture Capital Funds, as the case maybe, in the aggregate or (b) in such other manner as is otherwise agreed upon by the Company and the Iowa Fund or the Other Venture Capital Funds, as the case may be. Notwithstanding this Section 3.3, the terms of any applicable exemptive order obtained by the Company will control as to the terms of co-investments with the Iowa Fund and the Other Capital Venture Funds.

     3.4 InvestAmerica will cause to be offered to the Company opportunities to acquire or dispose of securities as provided in the co-investment guidelines summarized in the section of the Company's SEC Registration Statement entitled "Investment Objectives and Policies -- Co-Investment Guidelines." Except to the extent of acquisitions and dispositions that, in accordance with such co-investment guidelines, require the specific approval of the Company's Board of Directors, InvestAmerica is authorized to effect acquisitions and dispositions of securities for the Company's account in InvestAmerica's discretion. Where such approval is required, InvestAmerica is authorized to effect acquisitions and dispositions for the Company's account upon and to the extent of such approval. The Company will put InvestAmerica in funds whenever InvestAmerica requires funds for an acquisition of securities in accordance with the foregoing, and the Company will cause to be delivered in accordance with InvestAmerica's instructions any. securities disposed of in accordance with the foregoing.

     3.5 Should InvestAmerica or any of its Affiliates agree to perform or undertake any investment management services described in Section 3.1 for any funds or persons in addition to the Iowa Fund, InvestAmerica will notify the Company, in writing, not later than the commencement of such agreement or the initial provision of such services.

     3.6 Any such investment management services and all co-investments shall at all times be provided in strict accordance with rules and regulations under the ICA, any exemptive order obtained thereunder and the rules and regulations of the SBA.

     Section 4. Services to Portfolio Companies.

     4.1 It is acknowledged that as a part of the services to be provided by InvestAmerica hereunder, certain of its employees, representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions which may effect the near-and the long-term direction of a Portfolio Company. Unless otherwise restricted hereafter by the Company in writing, in regard to such actions and decisions the Company hereby appoints InvestAmerica (and such officers, Directors, employees, representatives and agents is it shall designate) as its proxy, as a result of which InvestAmerica shall have the authority, in its performance of this Agreement, to make decisions and to take such actions, without specific authority from the Board of Directors of the Company, as to all matters which are not hereby restricted.

     4.2 All fees, including Director's fees that may be paid by or for the account of an entity in which the Company has invested or in which the Company is proposing to invest in connection with an investment transaction in which the Company participates or provides managerial assistance, will be treated as commitment fees or management fees and will be received by the Company, pro rata to its participation in such transaction. InvestAmerica will be allowed to be reimbursed by Portfolio Companies for all direct expenses associated with due diligence and management of portfolio investments or investment opportunities (travel, meals, lodging, etc.).

     4.3 InvestAmerica's sole and exclusive compensation for its services to be rendered hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer or director of InvestAmerica serve as a member of the Board of Directors of the Company, such officer or director of InvestAmerica shall not receive compensation as a member of the Board of Directors of the Company.

     Section 5. Management and Incentive Fees.

     5.1 Subject to the limitations set forth in Section 5.3 below, during the term of this Agreement, the Company will pay InvestAmerica monthly in arrears a management fee equal to 2.5% per annum of the Assets Under Management. The Management fee shall be calculated on a non-consolidated basis, excluding MACC.

     5.2 Subject to the limitations set forth in Section 5.3 below, during the term of this Agreement the Company shall pay to InvestAmerica an incentive fee determined as specified in this Section 5.2. The incentive fee shall be calculated on a nonconsolidated basis, excluding MACC.

          (a) The incentive fee shall be calculated as follows:

             (i) The amount of the fee shall be 13.4% of the Net Capital Gains, before taxes, resulting from the disposition of investments in the Company's Portfolio Companies or resulting from the disposition of other assets or property of the Company managed by InvestAmerica pursuant to the terms hereof.

             (ii) Net Capital Gains, before taxes, shall be calculated annually at the end of each fiscal year for the purpose of determining the earned incentive fee, unless this Agreement is terminated prior to the completion of any fiscal year, then such calculation shall be made at the end of such shorter period. A preliminary calculation shall be made on the last business day of each of the three fiscal quarters preceding the end of each fiscal year for the purpose of determining the incentive fee payable under Section 5.21(c)(i) below. Capital Losses and Realized Capital Gains shall not be cumulative (i.e., no Capital Losses nor Realized Capital Gains are carried forward into any subsequent fiscal year).

               (iii) Notwithstanding anything herein to the contrary, the incentive fee shall not be computed on any assets received by the Company from the Company's predecessors by merger, MorAmerica Financial Corporation and Morris Plan Liquidation Company, and such assets shall not be included in any calculation of Net Capital Gains.

          (b) Upon termination of this Agreement, all earned but unpaid incentive fees shall be immediately due and payable.

          (c) Payment of incentive fees shall be made as follows:

               (i) To the extent payable, incentive fees shall be paid, in cash, in arrears on the last business day of each fiscal quarter in the fiscal year.

               (ii) The incentive fee shall be retroactively adjusted as soon as practicable following completion of the valuations at the end of each fiscal year in which this Agreement is in effect to reflect the actual incentive fee due and owing to InvestAmerica, and if such adjustment reveals that InvestAmerica has received more incentive fee income than it is entitled to hereunder, InvestAmerica shall promptly reimburse the Company for the amount of the excess.

     Section 6. Liability and Indemnification of InvestAmerica.

     6.1 Neither InvestAmerica, nor any of its officers, directors, shareholders, employees, agents or Affiliates, whether past, present or future (collectively, the "Indemnified Parties"), shall be liable to the Company, or any of its Affiliates for any error in judgment or mistake of law made by the Indemnified Parties in connection with any investment made by or for the Company, provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross negligence or willful misconduct of the Indemnified Parties. The Company confirms that in performing services hereunder InvestAmerica will be an agent of the Company for the purpose of the indemnification provisions of the Bylaws of the Company subject, however, to the same limitations as though InvestAmerica were a director or officer of the Company. InvestAmerica shall not be liable to the Company, its shareholders or its creditors, except for violations of law or for conduct which would preclude InvestAmerica from being indemnified under such provisions. The provisions of this Section 6.1 shall be applicable to any act or omission or occurrence arising under the Management Agreement between the Company and InvestAmerica's Affiliate, InvestAmerica Venture Group, Inc., dated as of May 13, 1985 and all amendments and renewals thereto. In the addition, the provisions of this
Section 6.1 shall survive termination of this Agreement.

     6.2 Individuals who are Affiliates of InvestAmerica and are also officers or directors of the Company as well as other InvestAmerica officers performing duties within the scope of this Agreement on behalf of the Companies will be covered by any directors and officers insurance policy maintained by the Company.

     Section 7. Shareholder Approval; Term.

     The Company represents that this Agreement has been approved by the Company's Board of Directors. This Agreement shall continue in effect for two years from the date hereof[; provided, however, that this Agreement shall not take effect if as of the date hereof, the shareholders of the Company shall not have approved this Agreement in the manner set forth in Section 15(a) of the ICA.] Thereafter, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by Board of Directors, including a majority of its members who are not interested persons of InvestAmerica, or by vote of the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities. The foregoing notwithstanding, this Agreement may be terminated by the Company at any time, without payment of any penalty, on 60 days' written notice to InvestAmerica if the decision to terminate has been made by the Board of Directors or by vote of the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities. InvestAmerica may also terminate this Agreement on 60 days' written notice to the Company; provided, however, that InvestAmerica may not so terminate this Agreement unless another investment advisory agreement has been approved by the vote of a majority, as defined in the ICA, of the Company's outstanding shares and by the Board of Directors, including a majority of members who are not parties to such agreement or interested persons of any such party. Upon receipt of any such notice from InvestAmerica, the Company will in good faith use its best efforts to cause an advisory agreement to be entered into by the Company with a suitable investment adviser.

     Section 8. Assignment.

     This Agreement may not be assigned by any party without the written consent of the other and any assignment, as defined in the ICA, by InvestAmerica shall automatically terminate this Agreement.

     Section 9. Amendments.

     This Agreement may be amended only by an instrument in writing executed by all parties.

     Section 10. Governing Law.

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa.

     [Section 11. Termination of Prior Agreement

     If as of the date hereof, this Agreement shall have been approved by the shareholders of the Company as set forth in Section 7 hereof, then as of the date hereof, the MACC Private Equities Inc. Investment Advisory Agreement, dated as of October 1, 1994, between the Company and InvestAmerica, as previously amended, shall be terminated and shall be of no further force and effect.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement [to be effective] as of the date first above written.

                                          MACC PRIVATE EQUITIES INC.

                                          By      /s/ DAVID R. SCHRODER
                                             ----------------------------------
                                          Title: President

                                          INVESTAMERICA INVESTMENT
                                          ADVISORS, INC.

                                          By       /s/ ROBERT A. COMEY
                                             ----------------------------------
                                          Title: Executive Vice President

                                   APPENDIX B

           PROPOSED MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT

                         MORAMERICA CAPITAL CORPORATION

                         INVESTMENT ADVISORY AGREEMENT

     This INVESTMENT ADVISORY AGREEMENT dated as of [March 1, 1997] (the "Agreement") by MorAmerica Capital Corporation, a corporation organized under the laws of the State of Iowa ("MACC"), and InvestAmerica Investment Advisors, Inc., a corporation organized under the laws of the State of Delaware ("InvestAmerica").

     WHEREAS, MACC is licensed as a small business investment company ("SBIC") under the Small Business Investment Act of 1958, as amended, and operates as 'a business development company under the Investment Company Act of 1940, as amended (the "ICA"); and

     WHEREAS, MACC is in need of certain investment advisory services in order to carry on its business;

     WHEREAS, InvestAmerica is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

     Section 1. Definitions.

     1.1 "Affiliate" shall have the meaning given under Rule 144 of the Securities Act of 1933, as amended.

     1.2 "Assets Under Management" shall mean the total value of MACC's assets Managed by Invest America under this Agreement.

     1.3 "Capital Losses" are those which are placed, consistent with generally accepted accounting principles, on the books of MACC and which occur when:

          (a) An actual or realized loss is sustained owing to Portfolio Company or investment events including, but not limited to, liquidation, sale or bankruptcy;

          (b) The Board of Directors of MACC determines that a loss or depreciation in value from the value on the date of this Agreement should be taken by MACC in accordance with generally accepted accounting principles and SBA accounting regulations and is shown on its books as a part of the periodic valuation of the Portfolio Companies by the Board of Directors[; or

          (c) Capital Losses are adjusted for reverses of depreciation when the Board of Directors determines that a value should be adjusted upward and the investment value remains at or below original cost.]

     For purposes of this definition, in any case where the Board of Directors of MACC writes down the value of any investment in MACC's portfolio (in accordance with the standards set forth in subsection 1.2(b) above), (i) such reduction in value shall result in a new cost basis for such investment and (ii) the most recent cost basis of such investment shall thereafter be used in the determination of any Realized Capital Gains or Capital Losses in MACC's portfolio (i.e., there shall be no double-counting of losses when a security (whose value has declined in a prior period) is ultimately sold at a price below its historical cost).

     1.4 "Capital Under Management" shall mean [MACCs] (i) fiscal year end Private Capital as defined in the SBA regulations as of the date hereof (which regulations define Private Capital to exclude unrealized capital gains and losses) ("Private Capital")[; plus (ii)] fiscal year end SBA leverage as defined by SBA regulations as of the date hereof, including participating securities as defined in Section 303(g) of the Small Business Investment Act of 1958, as amended[; plus (iii) fiscal year end Undistributed Realized Earnings.]

     1.5 "ICA" has the meaning set forth in the first recital hereof.

     1.6 "Iowa Fund" has the meaning set forth in Section 3.2 below.

     1.7 "MACC" shall mean MorAmerica Capital Corporation.

     1.8 "Net Capital Gains" shall mean Realized Capital Gains net of Capital Losses determined in accordance with generally accepted accounting principles.

     1.9 "Other Venture Capital Funds" has the meaning set forth in subsection 3.3(c).

     1.10 "Portfolio Company" or "Portfolio Companies" shall mean any entity in which MACC may make an investment and with respect to which InvestAmerica will be providing services pursuant hereto, which investments may include ownership of capital stock, loans, receivables due from a Portfolio Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

     1.11 "Private Capital" has the meaning set forth in the definition of Capital Under Management in Section 1.4 above.

     1.12 "Realized Capital Gains" shall mean capital gains after deducting the cost and expenses necessary to achieve the gain (e.g., broker's fees). For purposes of this Agreement:

          (a) Capital gains are Realized Capital Gains upon the cash sale of the capital stock [or assets] of a Portfolio Company or any other asset or item of property managed by InvestAmerica pursuant to the terms hereof [or any Realized Capital Gain has occurred in accordance with GAAP which is not cash as described in Subsection 1.12(c) below;]

          (b) With regard to all assets owned by MACC prior to the mergers of MorAmerica Financial Corporation and Morris Plan Liquidation Company into the Company, the historical cost of such assets shall be the basis for determining any Realized Capital Gains on the disposition thereof[; and

          (c) Realized Capital Gains other than cash gains shall be recorded and calculated in the period the gain is realized; however, in determining payment of any incentive fee, the payment shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of MACC.]

     1.13 "SBA" shall mean the United States Small Business Administration, or any successor thereto, which has regulatory authority over SBICs.

     1.14 "SBIC" has the meaning set forth in the first recital hereof.

     1.15 "SEC" shall mean the United States Securities and Exchange Commission.

     1.16 "The Company" shall mean MACC Private Equities Inc. and "the Companies" shall mean MACC Private Equities Inc. and MACC.

     1.17 "Venture Group" has the meaning set forth in Section 3.2 below.

     Section 2. Investment Advisory Engagement. MACC hereby engages InvestAmerica as its investment advisor.

     2.1 As such, InvestAmerica will:

          (a) Manage, render advice with respect to, and make decisions regarding the acquisition and disposition of securities in accordance with applicable law and MACC's investment policies as set forth in writing by the Board of Directors, to include (without limitation) the search and marketing for investment leads, screening and research of investment opportunities, maintenance and expansion of a co-investor network, review of appropriate investment legal documentation, presentations of investments to MACC's Board of Directors (when and as required), closing of investments, monitoring and management of investments and exits, preparation of valuations, management of relationships with the SEC, shareholders, the SBA and its auditors and outside auditors and the provision of other services appropriate to the management of an SBIC operating as a business development company;

          (b) Make available and, if requested by Portfolio Companies or entities in which MACC is proposing to invest, render managerial assistance to, and exercise management rights in, such Portfolio Companies and entities as appropriate to maximize return for MACC and to comply with regulations;

          (c) Maintain office space and facilities to the extent required by InvestAmerica to provide adequate management services to MACC;

          (d) Maintain the books of account and other records and files for MACC but not to include auditing services; and

          (e) Report to MACC's Board of Directors, or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable detail as the Board deems appropriate in order to enable MACC to determine that investment policies are being observed and implemented and that InvestAmerica's obligations hereunder are being fulfilled. Any investment program undertaken by InvestAmerica pursuant hereto and any other activities undertaken by InvestAmerica on behalf of MACC shall at all times be subject to applicable law and any directives of MACC's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of MACC's Board of Directors.

     2.2 InvestAmerica will be responsible for the following expenses: its staff salaries and fringes, office space, office equipment and furniture, communications, travel, meals and entertainment, conventions, seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses and minor miscellaneous expenses.

     InvestAmerica will pay for its own account all expenses incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing, InvestAmerica will pay the salaries and other employee benefits of the persons in its organization whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of MACC.

     Notwithstanding the foregoing, InvestAmerica will earn incentive compensation on a quarterly basis, which shall not be deemed part of compensation or other employee benefits for the purpose of this paragraph.

     2.3 In connection with the services provided, InvestAmerica will not be responsible for the following expenses which shall be the sole responsibility of MACC and will be paid promptly by MACC: auditing fees; all legal expenses; legal fees normally paid by Portfolio Companies; National Association of Small Business Investment Companies and other appropriate trade association fees; brochures, advertising, marketing and publicity costs; interest on SBA or other debt; fees to MACC directors and board fees; any fees owed or paid to MACC, its Affiliates or fund managers; any and all expenses associated with property of a Portfolio Company taken or received by MACC or on its behalf as a result of its investment in any Portfolio company; all reorganization and registration expenses of MACC; the fees and disbursements of MACC's counsel, accountants, custodian, transfer agent and registrar; fees and expenses incurred in producing and effecting filings with federal and state securities administrators; costs of periodic reports to and other communications with the Company's shareholders; fees and expenses of members of MACC's Boards of Directors who are not InvestAmerica's directors, officers or employees or of any entity which is an Affiliate of InvestAmerica; premiums for the fidelity bond, if any, maintained by InvestAmerica pursuant to ICA Section 17; premiums for directors and officers insurance maintained by MACC; and all transaction costs incident to the acquisition, management, protection and disposition of securities by MACC.

     Section 3. Nonexclusive Obligations; Co-investments.

     3.1 The obligations of InvestAmerica to MACC are not exclusive. InvestAmerica and its Affiliates may, in their discretion, manage other venture capital funds and render the same or similar services to any other person or persons who may be making the same or similar investments. The parties acknowledge that InvestAmerica may offer the same investment opportunities as may be offered to MACC to other persons for whom InvestAmerica is providing services. Neither InvestAmerica nor any of its Affiliates shall in any manner be liable to MACC or its Affiliates by reason of the activities of InvestAmerica or its Affiliates on behalf of other persons and funds as described in this paragraph and any conflict of interest arising therefrom is hereby expressly waived.

     3.2 InvestAmerica Venture Group, Inc. ("Venture Group") has managed MACC in the past. Venture Group is also currently the General Partner of InvestAmerica Venture Group L.P. which in turn is the

General Partner of the Iowa Venture Capital Fund L.P. (the "Iowa Fund"). Because of these relationships, Venture Group manages the affairs of the Iowa Fund.

     3.3 For the benefit of MACC's investment activities, InvestAmerica and its Affiliates intend to maintain various future co-investment relationships involving the Company which will include the following co-investments opportunities for as long as InvestAmerica is an investment adviser to MACC:

          (a) MACC will continue to review and to invest in its current coinvestments with the Iowa Fund.

          (b) MACC will be accorded the opportunity to invest in all investment opportunities found by the Iowa Fund or any future successor or continuation fund of the Iowa Fund.

          (c) In the future, MACC will be accorded the opportunity to review and to invest in all investments found by other venture capital funds managed by InvestAmerica and its Affiliates (collectively, the "Other Venture Capital Funds").

     For purposes of this Section 3.3, where the Companies have an opportunity to co-invest with the Iowa Fund or Other Venture Capital Funds, investment opportunities shall be offered to the Companies and the Iowa Fund or the Other Venture Capital Funds, as the case may be, (a) in the same proportion as its Private Capital bears to the total Private Capital of the Companies and the Iowa Fund or the Other Venture Capital Funds, as the case may be, in the aggregate, or (b) in such other manner as is otherwise agreed upon by the Companies and the Iowa Fund or the Other Venture Capital Funds, as the case may be. Notwithstanding this Section 3.3, the terms of any applicable exemptive order obtained by the Companies will control as to the terms of co-investments with the Iowa Fund and the Other Capital Venture Funds.

     3.4 InvestAmerica will cause to be offered to MACC opportunities to acquire or dispose of securities as provided in the co-investment guidelines summarized in the section of the Company's SEC Registration Statement entitled "Investment Objectives and Policies -- Co-Investment Guidelines." Except to the extent of acquisitions and dispositions that, in accordance with such co-investment guidelines, require the specific approval of MACC's Board of Directors, InvestAmerica is authorized to effect acquisitions and dispositions of securities for MACC's account in InvestAmerica's discretion. Where such approval is required, InvestAmerica is authorized to effect acquisitions and dispositions for MACC's account upon and to the extent of such approval. MACC will put InvestAmerica in funds whenever InvestAmerica requires funds for an acquisition of securities in accordance with the foregoing, and MACC will cause to be delivered in accordance with InvestAmerica's instructions any securities disposed of in accordance with the foregoing.

     3.5 Should InvestAmerica or any of its Affiliates agree to perform or undertake any investment management services described in paragraph 3.1 for any funds or persons in addition to the Iowa Fund, InvestAmerica will notify MACC, in writing, not later than the commencement of such agreement or the initial provision of such services.

     3.6 Any such investment management services and all co-investments shall at all times be provided in strict accordance with rules and regulations under the ICA, any exemptive order obtained thereunder and the rules and regulations of the SBA.

     Section 4. Services to Portfolio Companies.

     4.1 It is acknowledged that as a part of the services to be provided by InvestAmerica hereunder, certain of its employees, representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions which may effect the near- and the long-term direction of a Portfolio Company. Unless otherwise restricted hereafter by MACC in writing, in regard to such actions and decisions MACC hereby appoints InvestAmerica (and such officers, Directors, employees, representatives and agents is it shall designate) as its proxy, as a result of which InvestAmerica shall have the authority, in its performance of this Agreement, to make decisions and to take, without specific authority from the Board of Directors of MACC, as to all matters which are not hereby restricted.

     4.2 All fees, including director's fees that may be paid by or for the account of an entity in which MACC has invested or in which MACC is proposing to invest in connection with an investment transaction in which MACC participates or provides managerial assistance, will be treated as commitment fees or management fees and will be received by MACC, pro rata to its participation in such transaction. InvestAmerica will be allowed to be reimbursed by Portfolio Companies for all direct expenses associated with due diligence and management of portfolio investments or investment opportunities (travel, meals, lodging, etc.).

     4.3 InvestAmerica's sole and exclusive compensation for its services to be rendered hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer or director of InvestAmerica serve as a member of the Board of Directors of MACC, such officer or director of InvestAmerica shall not receive compensation as a member of the Board of Directors of MACC.

     Section 5. Management and Incentive Fees.

     5.1 Subject to the limitations set forth in Section 5.3 below, during the term of this Agreement, MACC will pay InvestAmerica monthly in arrears a management fee equal to 2.5% per annum of the Capital Under Management, but in no event more than 2.5% per annum of the Assets Under Management.

     5.2 Subject to the limitations set forth in Section 5.3 below, during the term of this Agreement MACC shall pay to InvestAmerica an incentive fee determined as specified in this Section 5.2.

          (a) The incentive fee shall be calculated as follows:

             (i) The amount of the fee shall be 13.4% of the Net Capital Gains, before taxes, resulting from the disposition of investments in MACC's Portfolio Companies or resulting from the disposition of other assets or property of MACC managed by InvestAmerica pursuant to the terms hereof.

             (ii) Net Capital Gains, before taxes, shall be calculated annually at the end of each fiscal year for the purpose of determining the earned incentive fee, unless this Agreement is terminated prior to the completion of any fiscal year, then such calculation shall be made at the end of such shorter period. A preliminary calculation shall be made on the last business day of each of the three fiscal quarters preceding the end of each fiscal year for the purpose of determining the incentive fee payable under Section 5.2(c)(i) below. Capital Losses and Realized Capital Gains shall not be cumulative (i.e., no Capital Losses nor Realized Capital Gains are carried forward into any subsequent fiscal year).

             (iii) Notwithstanding anything herein to the contrary, the assets on which the incentive fee shall be calculated shall include all assets owned by MACC prior to the time of the mergers of MorAmerica Financial Corporation and Morris Plan Liquidation Company into the Company.

          (b) Upon termination of this Agreement, all earned but unpaid incentive fees shall be immediately due and payable.

          (c) Payment of incentive fees shall be made as follows:

             (i) To the extent payable, the incentive fee shall be paid, in cash, in arrears by the last business day of each fiscal quarter in the fiscal year. The incentive fee shall be retroactively adjusted as soon as practicable following completion of valuations at the end of each fiscal year in which this Agreement is in effect to reflect the actual incentive fee due and owing to InvestAmerica, and if such adjustment reveals that InvestAmerica has received more incentive fee income than it is entitled to hereunder, InvestAmerica shall promptly reimburse MACC for the amount of such excess.

             (ii) In the event MACC earns any incentive fees, the payment of which would cause MACC's Private Capital to be 25% or more impaired, the portion of such fees which causes the impairment shall be paid by MACC into a trust or escrow account established by MACC for the benefit of InvestAmerica. Fees from such account shall be released to InvestAmerica at such time as, and to the extent that, MACC's Private Capital is no longer so impaired.

     Section 6. Liability and Indemnification of InvestAmerica.

     6.1 Neither InvestAmerica, nor any of its officers, directors, shareholders, employees, agents or Affiliates, whether past, present or future (collectively, the "Indemnified Parties"), shall be liable to MACC, or any of MACC's Affiliates for any error in judgment or mistake of law made by the Indemnified Parties in connection with any investment made by or for MACC, provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross negligence or willful misconduct of the Indemnified Parties. MACC confirms that in performing services hereunder InvestAmerica will be an agent of MACC for the purpose of the indemnification provisions of the Bylaws of MACC subject, however, to the same limitations as though InvestAmerica were a director or officer of MACC. InvestAmerica shall not be liable to MACC, its shareholders or its creditors, except for violations of law or for conduct which would preclude InvestAmerica from being indemnified under such provisions. The provisions of this Section 6.1 shall be applicable to any act or omission or occurrence arising under the Management Agreement between MACC and InvestAmerica's Affiliate, InvestAmerica Venture Group, Inc., dated as of May 13, 1985 and all amendments and renewals thereto. In addition, the provisions of this Section 6.1 shall survive termination of this Agreement.

     6.2 Individuals who are Affiliates of InvestAmerica and are also officers or directors of MACC as well as other InvestAmerica officers performing duties within the scope of this Agreement on behalf of MACC will be covered by any directors and officers insurance policy maintained by MACC.

     Section 7. Shareholder Approval; Term.

     MACC represents that this Agreement has been approved by MACC's Board of Directors. This Agreement shall continue in effect for two years from the date hereof[; provided, however, that this Agreement shall not take effect if as of the date hereof the shareholders of MACC Private Equities Inc. and the sole shareholder of MACC shall not have approved this Agreement in the manner set forth in Section 15(a) of the ICA.] Thereafter, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by MACC's Board of Directors, including a majority of its members who are not interested persons of InvestAmerica, or by vote of the holders of a majority, as defined in the ICA, of MACC's outstanding voting securities. The foregoing notwithstanding, this Agreement may be terminated by MACC at any time, without payment of any penalty, on 60 days' written notice to InvestAmerica if the decision to terminate has been made by the Board of Directors or by vote of the holders of a majority, as defined in the ICA, of MACC's outstanding voting securities. InvestAmerica may also terminate this Agreement on 60 days' written notice to MACC; provided, however, that InvestAmerica may not so terminate this Agreement unless another investment advisory agreement has been approved by the vote of a majority, as defined in the ICA, of MACC's outstanding shares and by the Board of Directors, including a majority of members who are not parties to such agreement or interested persons of any such party.

     Section 8. Assignment.

     This Agreement may not be assigned by any party without the written consent of the other and any assignment, as defined in the ICA, by InvestAmerica shall automatically terminate this Agreement.

     Section 9. Amendments.

     This Agreement may be amended only by an instrument in writing executed by all parties.

     Section 10. Governing Law.

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa.

     Section 11. Termination of Prior Agreement.

     [If as of the date hereof, this] Agreement [shall have been approved by the Shareholders of MACC Private Equities, Inc. and the sole shareholder of MACC, as set forth in Section 7 hereof, then as of the date hereof, the MorAmerica Capital Corporation Investment Advisory Agreement] dated as of [October 1, 1994, between MACC and InvestAmerica, as previously amended, shall be] terminated and shall be of no further force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement [to be effective] as of the date first above written,

                                          MORAMERICA CAPITAL CORPORATION

                                          By      /s/ DAVID R. SCHRODER
                                            -----------------------------------
                                          Title: President

                                          INVESTAMERICA INVESTMENT
                                          ADVISORS, INC.

                                          By       /s/ ROBERT A. COMEY
                                            -----------------------------------
                                          Title: Executive Vice President

                          MACC PRIVATE EQUITIES INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                     FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                              FEBRUARY 24, 1998



     The undersigned hereby appoints Paul M. Bass, Jr., David R. Schroder and Robert A. Comey and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the undersigned on December 31, 1997, at the Annual Meeting of Stockholders of the Company to be held on February 24, 1998 and any adjournment(s) thereof.

This proxy when properly executed will be voted as directed by the undersigned stockholder. If directions are not indicated, the proxy will be voted to elect the nominees described in item 1 and for items 2, 3 and 4.



                                   (continued, and to be signed on reverse side)


--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\




                                                                                                                Please mark
                                                                                                                your votes as
                                                                                                                indicated in  [X]
                                                                                                                this example

1.  To elect two directors to serve                                                             2.  To ratify the appointment of
until the 2001 Annual Meeting of                                                                KPMG Peat Marwick LLP as independent
Shareholders or until their                                                                     auditors;
respective successors shall
be elected and qualified;

     FOR          WITHHOLD              NOMINEES: Michael W. Dunn, James L. Miller
     all        authority for
  Nominees      All Nominees            (INSTRUCTION: To withhold authority to vote             FOR     AGAINST     ABSTAIN
                                        for any individual nominee, write that
     [ ]          [ ]                   nominee's name on the space provided below)             [ ]       [ ]          [ ]
                                        -------------------------------------------

3.  To approve for a one-year           4.  To approve certain proposed amendments to           5.  To transact such other business
period the policy and practice          the investment Advisory Agreements of the               as may properly come before the
of the Corporation of issuing           Corporation and MostAmerica Capital, and                meeting and any adjournment thereof.
up to 300,000 shares of Common
Stock of the Corporation at not
less than 90% of net asset value
per share;

FOR     AGAINST     ABSTAIN                     FOR     AGAINST     ABSTAIN

[ ]       [ ]          [ ]                      [ ]       [ ]          [ ]

                                                                                                        I PLAN TO
                                                                                                          ATTEND
                                                                                                         MEETING
                                                                                                           [ ]



--------------------------------------------------------------------------------
Signature                                                               Date

--------------------------------------------------------------------------------
Signature                                                               Date

Please sign your name exactly as it appears hereon. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign.

Please sign, date and return this proxy using the enclosed envelope.

--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\